Simplify Health Care ETF

PINK

a series of Simplify Exchange Traded Funds

SUMMARY PROSPECTUS

November 1, 2026

Advised by:
Simplify Asset Management Inc.
10845 Griffith Peak Drive, 2/F
Las Vegas, NV 89135

www.simplify.us/etfs	phone: 1 (855) 772-8488

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and statement of additional information dated November 1, 2026, are incorporated by reference into this summary prospectus. You can obtain these documents and other information about the Fund online at www.simplify.us/etfs or by calling 1-855-772-8488.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund are listed and traded on the NYSE Arca, Inc.

FUND SUMMARY – SIMPLIFY HEALTH CARE ETF

Investment Objective: The Simplify Health Care ETF (the “Fund” or “PINK”) seeks long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of Fund shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	0.51%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$52	$164	$286	$641

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 171% of the average value of its portfolio.

Principal Investment Strategies: The Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund will invest at least 80% of its assets (plus any borrowings for investment purposes) in securities of U.S. health care companies. The Fund defines health care companies as companies included in the Global Industry Classification Standard health care sector. The Fund defines equity securities as common stock, preferred stock, or ETFs that invest in the same. The Fund invests in companies without restriction as to capitalization, including micro-capitalization companies.

The Fund will invest in 50 to 100 health care companies. The Fund will use fundamental, bottom-up analysis that seeks to identify high-quality companies and the most compelling investment opportunities. In general, the Fund will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a “value” approach, which gives preference to seemingly undervalued companies, may be emphasized. The Fund generally seeks investments in companies that are developing new and effective medicines, as well as companies whose business models reduce costs or improve quality in health care systems. The Fund may invest in health care companies that do not seek to design or develop treatments for breast cancer. The Adviser may invest in affiliated money market ETFs to manage liquidity.

The Fund may invest in repurchase agreements. Repurchase agreements are transactions in which the Fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest.

The Fund’s namesake is The Susan G. Komen Breast Cancer Foundation, Inc. (the “Foundation”), a 501(c)(3) charitable foundation. In exchange for the use of its name and logo, Simplify Asset Management Inc., the Fund’s investment adviser, will donate its annual management fee for managing the Fund to the Foundation. The Foundation shall use such donation to support its mission, but the Foundation will not participate in or have any influence on the day-to-day operations of the Fund or the Adviser’s management of the Fund. The Fund is not organized as a charitable investment trust.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance.

Biotechnology Industry Risk. The biotechnology industry can be significantly affected by patent considerations, including the termination of patent protections for products, intense competition both domestically and internationally, rapid technological change and obsolescence, government regulation and expensive insurance costs due to the risk of product liability lawsuits. In addition, the biotechnology industry is an emerging growth industry, and therefore biotechnology companies may be thinly capitalized and more volatile than companies with greater capitalizations. Biotechnology companies must contend with high development costs, which may be exacerbated by the inability to raise prices to cover costs because of managed care pressure, government regulation or price controls.

Concentration Risk. The Fund may focus its investments in securities of a particular industry. Economic, legislative or regulatory developments may occur that significantly affect the industry. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular industry.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Equity Securities Risk. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

ETF Structure Risks. The Fund is structured as an ETF and will invest in underlying ETFs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the hares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Health Care Risk. To the extent the Fund focuses on the health care sector, the Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. The profitability of companies in the health care sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments.

Large Capitalization Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolios may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, climate change or climate related events, natural disasters, pandemics, epidemics, terrorism, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Medical Product and Device Company Risk. Companies that manufacture or develop medical products or devices subject to extensive regulation in the United States by the FDA and by comparable government agencies in other countries. The regulations govern the development, design, approval, manufacturing, labeling, importing and exporting and sale and marketing of many of our medical products. These regulations are also subject to future change. Failure to comply with applicable regulations and quality assurance guidelines could lead to manufacturing shutdowns, product shortages, delays in product manufacturing, product seizures, recalls, operating restrictions, withdrawal or suspension of required licenses, and prohibitions against exporting of products to, or importing products from, countries outside the United States. Medical product and medical device companies could be required to expend significant financial and human resources to remediate failures to comply with applicable regulations and quality assurance guidelines.

Micro Capitalization Stock Risk. Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause the Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies.

Pharmaceutical Company Risk. Companies in the pharmaceutical industry are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of the companies. Pharmaceutical companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to approval of the Food and Drug Administration, a process that can be long and costly. Expanding international operations may lead to risks resulting from differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices.

Repurchase Agreements Risk. If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

Small and Medium Capitalization Stock Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks, but the Adviser expects the principal investments risks of such ETFs will be similar to the risks of investing in the Fund.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the Adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Performance: The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad-based securities market index and an additional index. The additional index tracks U.S. health care stocks across all market capitalizations and is included as a performance benchmark that is relevant to the Fund’s health care sector investment focus. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 15.59% (quarter ended December 31, 2025) and the Fund’s lowest quarterly return was -9.47% (quarter ended December 31, 2024). The calendar year-to-date total return of the Fund as of September 30, 2026 was 6.36%.

Average Annual Total Returns for the Periods Ended December 31, 2025

	1 Year	Since Inception (10/8/21)
Return Before Taxes	24.07%	10.05%
Return After Taxes on Distributions	23.68%	9.80%
Return After Taxes on Distributions and Sale of Fund Shares	14.22%	7.80%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	12.66%
MSCI USA IMI/Health Care Net (USD) Index (reflects no deduction for fees, expenses or taxes)	14.91%	4.76%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: Michael Taylor, Portfolio Manager of the Adviser; David Berns, PhD, Chief Investment Officer of the Adviser; and Jeff Schwarte, Chief Equity Strategist of the Adviser each serve as a portfolio manager of the Fund. Mr. Taylor and Dr. Berns have each served the Fund as a portfolio manager since it commenced operations in October 2021. Mr. Schwarte has served the Fund as portfolio manager since November 2024. Mr. Taylor, Dr. Berns, and Mr. Schwarte are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.